MERRILL LYNCH
OHIO MUNICIPAL
BOND FUND




FUND LOGO




Semi-Annual Report

January 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999



TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1999, long-term bond yields moved significantly lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November, in part to ensure that US domestic economic growth would not be negatively impacted by ongoing weak economic growth overseas. However, various external factors, as well as increased volatility, contributed to the decline in bond yields as they have for much of the past year. Episodes of foreign economic instability generated a significant "flight to quality" rally in US Treasury securities, as well as fostering lower tax-exempt bond yields as a result. Periods of strong foreign equity market appreciation, particularly in Asia, have at times resulted in higher US bond yields as foreign investors have sold US fixed-income instruments to reinvest the proceeds in their own domestic equity markets. Additionally, the continued distraction of President Clinton's impeachment trial added to recent interest rate volatility. However, on balance, the favorable fundamental economic scenario supported lower bond yields. During the six-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell over 60 basis points (0.60%) to 5.09%, and long-term municipal revenue bond yields declined almost 20 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion--$18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong flight to quality demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-- 88%).



Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999



Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic problems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy
During the six months ended January 31, 1999, our portfolio strategy was driven mainly by our constructive investment outlook. A number of factors contributed to this optimistic assessment, not the least of which was the steady decline in the rate of inflation. While the economy proved to be surprisingly resilient despite the economic and financial turbulence faced by much of the world during the period, the absence of emergent price pressures suggested that the environment for long-term interest rates would remain favorable. Consequently, we sought to build and maintain a maximum exposure to tax-exempt securities that possessed strong performance characteristics. In the absence of any material growth in the Fund's assets by way of new subscriptions, funding for these purchases originated from the sale of more seasoned holdings that we believed faced a high probability of being redeemed on their first call date within the next few years. During the period, we preferred to redeploy the Fund's assets at a time of our own choosing rather than face the uncertain reinvestment risk at some point in the future.

During the six months ended January 31, 1999, new long-term issuance of tax-exempt debt in Ohio failed to keep pace with volume at the national level. This relative decline in supply, coupled with healthy demand both from retail and institutional investors, created an environment in which Ohio issues outperformed the broader market. However, expected issuance during the months ahead should alleviate matters somewhat since the extraordinary relative value inherent in current market levels will likely sustain demand for the foreseeable future.

Looking ahead, we expect to maintain our current strategy in an effort to capitalize on the fundamentally positive environment for fixed-income markets. In addition, we will continue to seek out opportunities to upgrade the average quality of the portfolio. Quality spreads remain historically narrow in the municipal marketplace, and we believe there is insufficient compensation for the increased risk of holding lower-rated credits longer term.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Executive Vice President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



March 5, 1999




Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999




PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                    Standardized
                                                        12 Month       3 Month    Since Inception    30-Day Yield
                                                      Total Return   Total Return   Total Return    As of 1/31/99
ML Ohio Municipal Bond Fund Class A Shares                +5.80%         +1.64%        +64.40%          3.70%
ML Ohio Municipal Bond Fund Class B Shares                +5.27          +1.51         +58.73           3.35
ML Ohio Municipal Bond Fund Class C Shares                +5.17          +1.49         +36.21           3.25
ML Ohio Municipal Bond Fund Class D Shares                +5.79          +1.62         +39.22           3.60

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class B Shares, from 2/28/92 to 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +5.77%         +1.54%
Five Years Ended 12/31/98                  +5.37          +4.51
Inception (2/28/92)
through 12/31/98                           +7.38          +6.75

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/98                        +5.24%         +1.24%
Five Years Ended 12/31/98                  +4.83          +4.83
Inception (2/28/92)
through 12/31/98                           +6.84          +6.84

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                        +5.13%         +4.13%
Inception (10/21/94)
through 12/31/98                           +7.41          +7.41

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +5.57%         +1.35%
Inception (10/21/94)
through 12/31/98                           +7.94          +6.89

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes


Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                               Issue                                                     (Note 1a)

Ohio--95.8%
AAA      Aaa     $1,000   Avon, Ohio, Local School District, GO, 6% due 12/01/2020 (b)                          $  1,098

NR*      A2       2,575   Butler County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds
                          (Middletown Hospital), 5% due 11/15/2028                                                 2,524

AAA      Aaa        150   Cleveland, Ohio, Waterworks Revenue Bonds, First Mortgage, Series F-92 A, 6.25%
                          due 1/01/2015 (b)                                                                          162

                          Columbus, Ohio, Limited Tax, GO, Series 1:
AAA      Aaa      1,420     4.625% due 6/15/2017                                                                   1,398
AAA      Aaa      1,015     4.625% due 6/15/2018                                                                     993

NR*      NR*      1,000   Cuyahoga County, Ohio, Health Care Facilities, Revenue Refunding Bonds (Benjamin
                          Rose Institute Project), 5.50% due 12/01/2028                                              971

A1+      VMIG1++    300   Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic), VRDN,
                          Series D, 2.80% due 1/01/2026 (i)                                                          300

                          Cuyahoga County, Ohio, M/F Revenue Bonds (Dalebridge Apartments), AMT (e)(h):
NR*      Aaa      1,000     6.50% due 10/20/2020                                                                   1,089
NR*      Aaa      2,850     6.60% due 10/20/2030                                                                   3,119

                          Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery Air Freight):
BBB      NR*      1,000     Series A, 5.625% due 2/01/2018                                                         1,014
BBB      NR*      1,000     Series F, 6.05% due 10/01/2009                                                         1,086

NR*      Aa2      1,635   Dublin, Ohio, GO, Refunding and Improvement, Series A, 4.625% due 12/01/2018             1,592

A        A2       2,120   Erie County, Ohio, Hospital Improvement Revenue Refunding Bonds (Firelands
                          Community Hospital Project), 6.75% due 1/01/2015                                         2,305

AAA      Aaa      1,200   Finneytown, Ohio, Local School District, GO, 5.80% due 12/01/2024 (c)                    1,308

NR*      Baa3     1,000   Franklin County, Ohio, Hospital Revenue Bonds (Doctors Ohio Health Corp.),
                          Series A, 5.60% due 12/01/2028                                                             977

AAA      Aaa      1,200   Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2013 (d)                1,439

NR*      Aaa      3,030   Kent, Ohio, M/F Revenue Bonds (Silver Meadows), AMT, 7.30% due 12/20/2036 (e)(h)         3,459

AA       NR*      3,000   Knox County, Ohio, Hospital Facilities, Revenue Refunding Bonds (Knox Community
                          Hospital), 5% due 6/01/2012                                                              3,115

AAA      Aaa      1,740   Lakota, Ohio, Local School District, GO, 7% due 12/01/2010 (b)                           2,198

A        NR*      1,660   Loveland, Ohio, City School District, GO, 6.65% due 12/01/2015                           1,837

NR*      NR*      2,000   Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125% due
                          12/01/2004 (g)                                                                           2,256

AAA      Aaa      2,500   Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds (YHA Inc.
                          Project), Series A, 7% due 10/15/2002 (d)(g)                                             2,706

A        A2       2,000   Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp.
                          Project), AMT, 6.75% due 7/01/2014                                                       2,439

AAA      Aaa      3,000   North Canton, Ohio, City School District, GO, 6.70% due 12/01/2004 (b)(g)                3,522
                          Ohio HFA, Mortgage Revenue Bonds (e):
AAA      NR*      1,745     AMT, Series A-1, 6.15% due 3/01/2029                                                   1,864
AAA      NR*        965     AMT, Series B-2, 6.70% due 3/01/2025                                                   1,041
AAA      Aaa      1,900     RITR, Series 15, 7.42% due 9/01/2019 (a)                                               1,980

AAA      Aaa        925   Ohio HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series B, 10.226% due
                          3/31/2031 (a)(e)                                                                         1,033

AA-      Aa3      4,200   Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                          (Coll-Dayton Power & Light Project), Series B, 6.40% due 8/15/2027                       4,535


Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                               Issue                                                     (Note 1a)

Ohio (concluded)
NR*      NR*     $1,000   Ohio State Higher Educational Facility Commission Revenue Bonds (University
                          of Findlay Project), 6.125% due 9/01/2016                                             $  1,047

                          Ohio State Higher Educational Facility Commission, Revenue Refunding Bonds
                          (Case Western Reserve University):
AA       Aa3      1,410     6.25% due 10/01/2016                                                                   1,676
AA       Aa3      1,000     Series D, 6.25% due 7/01/2014                                                          1,192

BBB      Baa3     1,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation Project), AMT,
                          5.65% due 3/01/2033                                                                      1,004

AAA      Aaa      2,000   Ohio State Turnpike Commission, Turnpike Revenue Refunding Bonds, Series A,
                          5.50% due 2/15/2026 (c)                                                                  2,204

AAA      Aaa      2,500   Ohio State Water Development Authority, Pollution Control Facilities Revenue
                          Bonds (Water Control Loan Fund), Water Quality Series, 5.125% due 6/01/2019 (d)          2,569

AAA      Aaa      1,000   Ohio State Water Development Authority, Pollution Control Facilities Revenue
                          Refunding Bonds (Pennsylvania Power Co. Project), 6.15% due 8/01/2023 (b)                1,117

AAA      Aaa      1,000   Southwestern City School District, Ohio (Franklin and Pickway Counties), GO,
                          4.75% due 12/01/2026 (b)                                                                   968

NR*      Aa3      1,000   Toledo-Lucas County, Ohio, Port Authority Revenue Refunding Bonds (Cargill Inc.
                          Project), 5.90% due 12/01/2015                                                           1,065

AAA      Aaa      1,000   Upper Arlington, Ohio, City School District, GO, 5.25% due 12/01/2022 (d)                1,022

NR*      Aa2      2,000   Westerville, Ohio, GO, Refunding and Improvement, 4.50% due 12/01/2018                   1,919

AAA      Aaa      2,000   Westerville, Ohio, Minerva Park and Blendon Township, Joint Hospital District
                          Revenue Refunding Bonds (St. Ann's Hospital), Series B, 7% due 9/15/2012 (b)(f)          2,213

AAA      Aaa      1,100   Wyoming, Ohio, City School District, GO, Series B, 5.15% due 12/01/2027 (c)              1,115


Puerto Rico--3.7%


A1+      Baa1     2,500   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                          Refunding Bonds, RITES, Series X, 6.658% due 7/01/2004 (a)                               2,825


Total Investments (Cost--$69,881)--99.5%                                                                          75,296

Other Assets Less Liabilities--0.5%                                                                                  382
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 75,678
                                                                                                                ========

(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)FHA Insured.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1999
Assets:             Investments, at value (identified cost--$69,881,120) (Note 1a)                          $ 75,295,755
                    Cash                                                                                           5,990
                    Receivables:
                      Securities sold                                                      $  2,203,882
                      Interest                                                                  993,964
                      Beneficial interest sold                                                   99,782        3,297,628
                                                                                           ------------
                    Prepaid expenses and other assets                                                              1,357
                                                                                                            ------------
                    Total assets                                                                              78,600,730
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,572,250
                      Beneficial interest redeemed                                              183,627
                      Dividends to shareholders (Note 1e)                                        53,213
                      Investment adviser (Note 2)                                                32,821
                      Distributor (Note 2)                                                       23,915        2,865,826
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        56,896
                                                                                                            ------------
                    Total liabilities                                                                          2,922,722
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 75,678,008
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $     83,781
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  509,038
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   25,257
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   52,731
                    Paid-in capital in excess of par                                                          69,717,527
                    Accumulated realized capital losses on investments--net                                     (124,961)
                    Unrealized appreciation on investments--net                                                5,414,635
                                                                                                            ------------
                    Net assets                                                                              $ 75,678,008
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $9,452,379 and 837,810 shares of
                    beneficial interest outstanding                                                         $      11.28
                                                                                                            ============
                    Class B--Based on net assets of $57,429,098 and 5,090,383 shares of
                    beneficial interest outstanding                                                         $      11.28
                                                                                                            ============
                    Class C--Based on net assets of $2,849,363 and 252,574 shares of
                    beneficial interest outstanding                                                         $      11.28
                                                                                                            ============
                    Class D--Based on net assets of $5,947,168 and 527,313 shares of
                    beneficial interest outstanding                                                         $      11.28
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  2,098,625
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    205,928
                    Account maintenance and distribution fees--Class B (Note 2)                 141,799
                    Printing and shareholder reports                                             39,809
                    Professional fees                                                            34,302
                    Transfer agent fees--Class B (Note 2)                                        12,920
                    Accounting services (Note 2)                                                 10,216
                    Account maintenance and distribution fees--Class C (Note 2)                   7,947
                    Registration fees                                                             7,554
                    Account maintenance fees--Class D (Note 2)                                    3,130
                    Pricing fees                                                                  2,673
                    Custodian fees                                                                2,625
                    Trustees' fees and expenses                                                   1,986
                    Transfer agent fees--Class A (Note 2)                                         1,716
                    Transfer agent fees--Class D (Note 2)                                         1,174
                    Transfer agent fees--Class C (Note 2)                                           615
                    Other                                                                         1,067
                                                                                           ------------
                    Total expenses                                                                               475,461
                                                                                                            ------------
                    Investment income--net                                                                     1,623,164
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,161,221
Unrealized          Change in unrealized appreciation on investments--net                                        (45,862)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  2,738,523
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                       Jan. 31, 1999     July 31, 1998
Operations:         Investment income--net                                                 $  1,623,164     $  3,307,710
                    Realized gain on investments--net                                         1,161,221          378,211
                    Change in unrealized appreciation on investments--net                       (45,862)        (114,833)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,738,523        3,571,088
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (219,896)        (432,401)
Shareholders          Class B                                                                (1,203,221)      (2,538,683)
(Note 1e):            Class C                                                                   (54,819)        (101,635)
                      Class D                                                                  (145,228)        (234,991)
                    Realized gain on investments--net:
                      Class A                                                                   (82,802)              --
                      Class B                                                                  (518,154)              --
                      Class C                                                                   (24,689)              --
                      Class D                                                                   (76,467)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (2,325,276)      (3,307,710)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                     2,665,772       (2,964,461)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                   3,079,019       (2,701,083)
                    Beginning of period                                                      72,598,989       75,300,072
                                                                                           ------------     ------------
                    End of period                                                          $ 75,678,008     $ 72,598,989
                                                                                           ============     ============


                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A
                                                                       For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                  Ended
                                                                      Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  11.21   $  11.17  $  10.70  $  10.56   $  10.50
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .27        .55       .55       .54        .55
                    Realized and unrealized gain on
                    investments--net                                       .17        .04       .47       .14        .06
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .44        .59      1.02       .68        .61
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.27)      (.55)     (.55)     (.54)      (.55)
                      Realized gain on investments--net                   (.10)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.37)      (.55)     (.55)     (.54)      (.55)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.28   $  11.21  $  11.17  $  10.70   $  10.56
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.97%++    5.43%     9.80%     6.56%      6.03%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .85%*      .83%      .80%      .87%       .86%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                              .85%*      .83%      .80%      .87%       .89%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.75%*     4.92%     5.07%     5.03%      5.30%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  9,453   $  9,252  $  8,506  $  7,281   $  7,270
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  37.50%     35.46%    52.57%   118.21%    169.34%
                                                                      ========   ========  ========  ========   ========

                                                                                           Class B
                                                                       For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                  Ended
                                                                      Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  11.21   $  11.17  $  10.70  $  10.56   $  10.50
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .24        .50       .49       .49        .49
                    Realized and unrealized gain on
                    investments--net                                       .17        .04       .47       .14        .06
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .41        .54       .96       .63        .55
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.24)      (.50)     (.49)     (.49)      (.49)
                      Realized gain on investments--net                   (.10)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.34)      (.50)     (.49)     (.49)      (.49)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.28   $  11.21  $  11.17  $  10.70   $  10.56
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.70%++    4.90%     9.25%     6.01%      5.49%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.36%*     1.34%     1.31%     1.38%      1.37%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.36%*     1.34%     1.31%     1.38%      1.40%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.24%*     4.41%     4.56%     4.52%      4.79%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 57,429   $ 55,554  $ 60,072  $ 64,397   $ 64,068
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  37.50%     35.46%    52.57%   118.21%    169.34%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                          Class C
                                                                       For the                                  For the
The following per share data and ratios have been derived            Six Months                                 Period
from information provided in the financial statements.                  Ended                               Oct. 21, 1994++
                                                                      Jan. 31,  For the Year Ended July 31,   to July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998     1997       1996       1995
Per Share           Net asset value, beginning of period              $  11.21   $  11.17  $  10.70  $  10.56   $  10.09
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .23        .48       .48       .48        .37
                    Realized and unrealized gain on
                    investments--net                                       .17        .04       .47       .14        .47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .40        .52       .95       .62        .84
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.23)      (.48)     (.48)     (.48)      (.37)
                      Realized gain on investments--net                   (.10)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.33)      (.48)     (.48)     (.48)      (.37)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.28   $  11.21  $  11.17  $  10.70   $  10.56
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.65%+++   4.79%     9.14%     5.90%      8.50%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.46%*     1.44%     1.41%     1.49%      1.50%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.14%*     4.31%     4.46%     4.42%      4.62%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  2,849   $  2,526  $  2,412  $  2,720   $    874
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  37.50%     35.46%    52.57%   118.21%    169.34%
                                                                      ========   ========  ========  ========   ========

                                                                                           Class D
                                                                       For the                                  For the
The following per share data and ratios have been derived            Six Months                                 Period
from information provided in the financial statements.                  Ended                               Oct. 21, 1994++
                                                                      Jan. 31,   For the Year Ended July 31,  to July 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998     1997      1996       1995
Per Share           Net asset value, beginning of period              $  11.21   $  11.16  $  10.70  $  10.56   $  10.09
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .26        .54       .54       .53        .41
                    Realized and unrealized gain on
                    investments--net                                       .17        .05       .46       .14        .47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .43        .59      1.00       .67        .88
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.26)      (.54)     (.54)     (.53)      (.41)
                      Realized gain on investments--net                   (.10)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.36)      (.54)     (.54)     (.53)      (.41)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.28   $  11.21  $  11.16  $  10.70   $  10.56
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.92%+++   5.42%     9.60%     6.45%      8.93%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .96%*      .93%      .90%      .97%       .99%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.64%*     4.82%     4.97%     4.93%      5.17%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  5,947   $  5,267  $  4,310  $  3,513   $  3,234
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  37.50%     35.46%    52.57%   118.21%    169.34%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account       Distribution
                                     Maintenance Fee       Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD     MLPF&S

Class A                      $258    $ 2,034
Class D                      $685    $65,282


For the six months ended January 31, 1999, MLPF&S received contingent deferred sales charges of $15,432 and $7 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1999 were $29,373,106 and $27,171,795, respectively.

Net realized gains for the six months ended January 31, 1999 and net unrealized gains as of January 31, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments.            $ 1,161,221    $ 5,414,635
                                  -----------    -----------
Total                             $ 1,161,221    $ 5,414,635
                                  ===========    ===========


As of January 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $5,414,635, of which $5,426,381 related to appreciated securities and $11,746 related to depreciated securities. The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $69,881,120.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $2,665,772 and $(2,964,461) for the six months ended January 31, 1999 and for the year ended July 31, 1998, respectively.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999



NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            95,502    $ 1,080,952
Shares issued to shareholders
in reinvestment of dividends
and distributions                      15,483        174,474
                                   ----------    -----------
Total issued                          110,985      1,255,426
Shares redeemed                       (98,277)    (1,113,156)
                                   ----------    -----------
Net increase                           12,708    $   142,270
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           214,291    $ 2,394,765
Shares issued to share-
holders in reinvestment of
dividends                              22,076        246,854
                                   ----------    -----------
Total issued                          236,367      2,641,619
Shares redeemed                      (172,776)    (1,932,706)
                                   ----------    -----------
Net increase                           63,591    $   708,913
                                   ==========    ===========


Class B Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           411,075    $ 4,656,202
Shares issued to shareholders
in reinvestment of dividends
and distributions                      77,811        876,649
                                   ----------    -----------
Total issued                          488,886      5,532,851
Automatic conversion of
shares                                (9,515)       (107,629)
Shares redeemed                     (343,470)     (3,879,601)
                                   ----------    -----------
Net increase                          135,901    $ 1,545,621
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           638,961    $ 7,148,780
Shares issued to share-
holders in reinvestment of
dividends                             117,234      1,310,128
                                   ----------    -----------
Total issued                          756,195      8,458,908
Automatic conversion of
shares                                (11,946)      (134,491)
Shares redeemed                    (1,168,222)   (13,051,017)
                                   ----------    -----------
Net decrease                         (423,973)   $(4,726,600)
                                   ==========    ===========


Class C Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            55,882    $   635,090
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,726         53,237
                                   ----------    -----------
Total issued                           60,608        688,327
Shares redeemed                       (33,291)      (376,753)
                                   ----------    -----------
Net increase                           27,317    $   311,574
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            68,147    $   764,188
Shares issued to share-
holders in reinvestment of
dividends                               5,921         66,153
                                   ----------    -----------
Total issued                           74,068        830,341
Shares redeemed                       (64,751)      (719,191)
                                   ----------    -----------
Net increase                            9,317    $   111,150
                                   ==========    ===========


Class D Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           396,275    $ 4,478,175
Automatic conversion
of shares                               9,522        107,629
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,146         80,376
                                   ----------    -----------
Total issued                          412,943      4,666,180
Shares redeemed                      (355,578)    (3,999,873)
                                   ----------    -----------
Net increase                           57,365    $   666,307
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           140,789    $ 1,583,031
Automatic conversion
of shares                              11,950        134,491
Shares issued to share-
holders in reinvestment of
dividends                               6,109         68,375
                                   ----------    -----------
Total issued                          158,848      1,785,897
Shares redeemed                       (74,987)      (843,821)
                                   ----------    -----------
Net increase                           83,861    $   942,076
                                   ==========    ===========


Merrill Lynch Ohio Municipal Bond Fund
January 31, 1999


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary


Gerald M. Richard, Treasurer of Merrill Lynch Ohio Municipal Bond
Fund has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Trustees in wishing Mr.
Richard well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863